                                                                    EXHIBIT 99.8

                                                               EXECUTION VERSION

                                              Class A-4 Notes Interest Rate Swap

  CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP TRANSACTION UNDER 1992 MASTER
                                    AGREEMENT

TO:   Honda Auto Receivables 2007-3 Owner Trust ("Party B")
      c/o American Honda Finance Corporation
      20800 Madronna Avenue
      Torrance, CA 90503
      Attention: Treasury Manager

FROM: Bank of America, N.A. ("Party A")
      100 N. Tryon Street, NC 1-007-13-01
      Charlotte, North Carolina 28255
      Attn: Capital Markets Documentation

DATE: August 23, 2007

Our Reference Nos: 3658747 / 3661524

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below
(the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms not otherwise defined herein or in the Definitions shall have the respective meaning set forth in the Indenture, dated as of August 1, 2007
(the "Indenture"), between Party B, as issuer, and The Bank of New York, as indenture trustee (the "Indenture Trustee").

This Confirmation supplements, forms part of, and is subject to, the ISDA Master
Agreement between us dated as of August 23, 2007 (the "Agreement"). This
Confirmation shall supplement, form part of, and be subject to that Agreement, and all provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below.

Party A and Party B acknowledge that this Swap Transaction relates to the Class
A-4 Floating Rate Asset Backed Notes issued by Party B for value pursuant to and subject to the Indenture (the "Reference Notes").

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:                             August 15, 2007

Effective Date:                         August 23, 2007

Termination Date:                       The earliest of (i) December 16, 2013 or
                                        (ii) when the Notional Amount hereunder
                                        has been reduced to zero, subject to
                                        early termination in accordance with the
                                        terms of the Agreement.

Calculation Periods:                    For each Payment Date, the period from
                                        and including the immediately preceding
                                        Payment Date to, but excluding, such
                                        Payment Date, during the Term of this
                                        Swap Transaction, except that (a) the
                                        initial Calculation Period will commence
                                        on, and include, the Effective Date, and
                                        (b) the final Calculation Period will
                                        end on, but exclude, the Termination
                                        Date.

Notional Amounts:                       For each Calculation Period, the
                                        Outstanding Amount of the Reference
                                        Notes as of the close of business on the
                                        first day of each Floating Rate
                                        Calculation Period.

UPFRONT PAYMENT:

   Upfront Payment:                     On the Effective Date, Party B shall pay
                                        Party A the Upfront Payment Amount.

   Upfront Payment Amount:              USD 111,172.00.

FIXED AMOUNTS:

   Fixed Rate Payer:                    Party B

   Fixed Rate Payer Payment Dates:      The 15th day of each month, commencing
                                        September 17, 2007, subject to the
                                        Following

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                                        Business Day Convention.

   Fixed Rate:                          5.225%

   Fixed Rate Day Count Fraction:       30/360

   Fixed Rate Payer Payment Amounts:    For each Payment Date, in respect of a
                                        Calculation Period, the product of (a)
                                        the Fixed Rate, (b) the Fixed Rate Day
                                        Count Fraction and (c) the Notional
                                        Amount for such Calculation Period.

FLOATING AMOUNTS:

   Floating Rate Payer:                 Party A

   Floating Rate Payer Payment Dates:   Each Fixed Rate Payer Payment Date.

   Floating Rate:                       USD-LIBOR-BBA (set two London Banking
                                        Days prior to the first day of each
                                        Floating Rate Calculation Period).

   Designated Maturity:                 One month.

   Spread:                              .25%

   Initial Floating Rate:               To be determined.

   Floating Rate Day Count Fraction:    Actual/360

   Floating Rate Payer Payment
   Amounts:                             For each Payment Date in respect of a
                                        Floating Rate Calculation Period, the
                                        product of (a) the Floating Rate plus
                                        the Spread, (b) the Floating Rate Day
                                        Count Fraction, and (c) the Notional
                                        Amount.

Compounding:                            Inapplicable

Business Days:                          New York, NY, Wilmington, DE and Los
                                        Angeles, CA.

Business Day Convention:                Following.

Calculation Agent:                      Party A

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3.   Account Details.

Payments to Party A:

   Name:  Bank of America, N.A.
   ABA#:  026009593
   G/L:   6550219386
   Attn.: Rate Derivative Settlements

Payments to Party B:

   Name:         The Bank of New York
   City:         New York, NY
   ABA #:        021-000-018
   GLA #:        111-565
   Attn.:        John Bobko/Jason Perez
   Account #:    TAS # 190900]
   Account Name: F/O: Honda 2007-3 Collections Account

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

BANK OF AMERICA, N.A.

By:
    ---------------------------------
    Name:
    Title:

                                        Confirmed as of the date above:

                                        HONDA AUTO RECEIVABLES 2007-3 OWNER
                                        TRUST

                                        By: Citibank, N.A., not in its
                                        individual capacity but solely as Owner
                                        Trustee on behalf of the Trust

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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